UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 21, 2017

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Terex Corporation (“Terex”) issued a press release on February 21, 2017, in which Terex provided certain fourth quarter and year-end 2016 financial results, as well as its 2017 outlook. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

Terex will host a conference call on Wednesday, February 22, 2017 at 8:30 a.m. Eastern Time to review the Company’s fourth quarter and year-end 2016 financial results, as well as its 2017 outlook. Terex will post on its website a slide presentation that will accompany the conference call. To access the slide presentation, go to the Investor Relations section of the Company’s website at www.terex.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Terex Corporation issued February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017

TEREX CORPORATION

By: /s/ Kevin P. Bradley
Kevin P. Bradley Senior Vice President and Chief Financial Officer